UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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PACIFIC FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC FINANCIAL CORPORATION

March 28, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Pacific Financial Corporation (the "Company") to be held at the Company's administrative headquarters located at 1101 South Boone Street, Aberdeen, Washington, on Wednesday, April 24, 2013, at 7:00 p.m.

The Notice of Annual Meeting of Shareholders and Proxy Statement on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Deloitte & Touche, LLP, the Company's independent auditors, will be present to respond to any questions our shareholders may have.

Please vote by signing, dating, and returning the enclosed proxy card by mail, or by voting via the Internet or by telephone. The enclosed proxy statement includes instructions for voting via the Internet at www.envisionreports.com/PFLC or by telephone by calling 1-800-652-VOTE (8683). If you vote online or by phone, you do NOT need to complete and mail your proxy card. If you plan to attend the meeting, we still encourage you to vote in advance by mail, through the Internet or by phone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Gary C. Forcum		/s/ Dennis A. Long
Gary C. Forcum		Dennis A. Long
Chairman of the Board		President & Chief Executive Officer

1101 South Boone Street • Aberdeen, WA 98520 • (360) 537-4061

PACIFIC FINANCIAL CORPORATION

1101 S. Boone Street

Aberdeen, Washington 98520

(360) 537-4061

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS April 24, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Shareholders of Pacific Financial Corporation (the "Company") will be held at the Company's administrative headquarters located at 1101 South Boone Street, Aberdeen, Washington, on Wednesday, April 24, 2013, at 7:00 p.m., local time, for the following purposes:

1.	ELECTION OF DIRECTORS. To elect three directors for a three-year term and one director for a remaining term of one year.

2.	EQUITY INCENTIVE PLAN AMENDMENT. To consider and approve an amendment to the Company's 2011 Equity Incentive Plan to authorize restricted stock units.

3.	EXECUTIVE COMPENSATION. To approve, on an advisory basis, the Company's executive compensation, as described in the accompanying proxy statement.

4.	FREQUENCY OF VOTES ON EXECUTIVE COMPENSATION. To vote, on an advisory basis, on the frequency of future advisory votes on executive compensation.

5.	RATIFY ACCOUNTANTS. To ratify our appointment of Deloitte & Touche LLP as our independent registered public accountants for 2013.

6.	OTHER BUSINESS. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business expected to come before the meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting or any subsequent adjournments. Shareholders of record at the close of business on March 15, 2013, are entitled to notice of and to vote at the meeting and any adjournments or postponements.

Please vote via the Internet or by telephone in accordance with instructions provided under the heading "Voting by Internet or Telephone" on page 1 of this proxy statement, or by promptly completing, signing, and mailing the enclosed form of proxy in the envelope provided. If you vote by any of these methods and you also attend the meeting, you do not need to vote in person at the meeting, unless you want to change your earlier vote.

By Order of the Board of Directors

/s/ Denise Portmann
Denise Portmann
Chief Financial Officer

Aberdeen, Washington
March 28, 2013

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IMPORTANT:  PROMPT VOTING VIA THE INTERNET, TELEPHONE, OR RETURNING THE ENCLOSED PROXY BY MAIL WILL HELP ENSURE A QUORUM IS PRESENT.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2013: The annual report and proxy statement for the 2013 annual meeting are available at www.edocumentview.com/PFLC.

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PROXY STATEMENT OF

PACIFIC FINANCIAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
April 24, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Financial Corporation (the "Company"), the holding company for Bank of the Pacific (the "Bank"), to be used at the 2013 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the Company's administrative headquarters located at 1101 South Boone Street, Aberdeen, Washington, on Wednesday, April 24, 2013, at 7:00 p.m., local time. This Proxy Statement and the enclosed proxy card and Annual Report are being mailed to shareholders on or about March 28, 2013.

VOTING AND PROXY PROCEDURE

Record Ownership; Quorum. Shareholders of record as of the close of business on March 15, 2013, are entitled to one vote for each share of Common Stock of the Company then held by each shareholder. As of that date, the Company had 10,121,853 shares of Common Stock issued and outstanding and eligible to be voted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

Solicitation of Proxies. The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may also be made by directors and officers of the Company and the Bank. In addition to mailing proxy materials, the directors, officers and employees may solicit proxies in person, by telephone or otherwise. When a proxy card is returned properly signed and dated, the shares represented by the proxy will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the Board's recommended vote on each proposal set forth below. If a shareholder attends the Annual Meeting, he or she may vote in person. If you hold shares through a broker or nominee (that is, in "street name"), please follow their directions on how to vote your shares.

Voting by Internet or Telephone. You may vote by Internet, telephone, or mail. Voting by Internet or telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy by mail. To vote via the Internet, access the following Web site: www.envisionreports.com/PFLC. To vote by telephone, call 1-800-652-VOTE (8683) and follow the instructions. If you vote via the Internet or by telephone, you do not need to mail your proxy card.

Revocation of Proxies. Shareholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Corporate Secretary of the Company or by filing a later proxy prior to a vote being taken on the election of directors at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy.

Voting for Directors. The four nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each individual nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the matter being considered and has not received instructions from the beneficial owner. Banks and brokers acting as nominees are not permitted to vote proxies for the election of directors without express voting instructions from the beneficial owner of the shares. As such, it is particularly important that you provide voting instructions to your bank, broker or other nominee.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Company's Articles of Incorporation provide that the Company's Board of Directors (the "Board") will consist of not less than five and not more than twenty directors, with the exact number determined from time to time by resolution of the Board. The articles also provide that directors will be divided into three classes, which have been designated as Class A, B and C, serve staggered three-year terms, and be divided among the classes as nearly equally as possible. The Board presently includes 10 positions. Each director also serves as a director of the Bank.

In February 2013, the Board voted to add a position in Class C and elected John Van Dijk to fill the resulting vacancy. Under Washington law, Mr. Van Dijk will stand for election at the Annual Meeting even though the terms of other members of Class C do not expire until the 2014 annual meeting of shareholders.

The Board is nominating the following individuals for election:

	Class	Term Expiration
Gary C. Forcum	B	2016
Susan C. Freese	B	2016
Douglas M. Schermer	B	2016
John Van Dijk	C	2014

Ms. Freese and Messrs. Forcum and Schermer presently serve as directors of the Company elected to Class B. Mr. Van Dijk was appointed to serve as a Class C director earlier this year. G. Dennis Archer, who is presently serving as a Class B director will retire effective as of the Annual Meeting. Mr. Archer began serving as a director in 2004, and the Company is deeply appreciative of his many years of dedicated service to the Company and the Bank. The Board has voted to eliminate Mr. Archer's position following his retirement. As a result of the elimination of a position in Class B, the number of director positions on the Board will decrease to nine immediately prior to the Annual Meeting and director positions will be equally apportioned among the three classes.

The proxies solicited by the Board will be voted for the election of Ms. Freese and Messrs. Forcum, Schermer and Van Dijk, unless marked to withhold a vote as to one or more nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. In considering a nominee as a company director, the Board seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills enable the Board, as a whole, to satisfy its supervisory responsibilities effectively. To accomplish this, guidelines have been established by the Compensation, Governance and Nominating Committee. These guidelines are further discussed under the subheading "Meetings and Committees of the Board of Directors—Committees—Compensation, Governance and Nominating Committee" below.

The Board of Directors recommends a vote "FOR" the election of Ms. Freese and Messrs. Forcum, Schermer and Van Dijk as directors.

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The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting. The Board of Directors has determined that each director listed below, other than Messrs. Long and Van Dijk, is "independent" as defined in Rule 5605(a)(2) of the listing standards for companies quoted on The NASDAQ Stock Market ("Nasdaq"). There are no family relationships among the directors and executive officers of the Company.

Name	Age	Year First Elected	Term to Expire
Board Nominees

Class B
Gary C. Forcum	67	1997	2016
Susan C. Freese	58	2001	2016
Douglas M. Schermer	51	2001	2016

Class C

John Van Dijk	65	2013	2014

Directors Continuing in Office

Class C
Dwayne M. Carter	59	2011	2014
Randy W. Rognlin	56	2001	2014

Class A
Edwin Ketel	61	2002	2015
Dennis A. Long	64	1997	2015
Randy Rust	65	2003	2015

The following provides a brief overview of the four nominees’ business experience, qualifications, attributes, and skills:

Gary C. Forcum is a private investor and the retired owner and President of Pettit Oil Company, which he sold in 1999. Mr. Forcum was heavily involved in the operations at Pettit Oil, including time spent preparing financial statements and corporate tax returns. Prior to owning Pettit Oil, Mr. Forcum owned a Budweiser distributorship from 1977 to 1990. Mr. Forcum was employed by the Internal Revenue Service from 1971 to 1977 as a business auditor and later as criminal investigator. Mr. Forcum holds a B.A. (Accounting) from the University of Washington.

As a long-time business owner and entrepreneur, Mr. Forcum has significant experience in managing growing companies, including financial management and human resources, along with managing his various investments. Additionally he once served as President of Grays Harbor Country Club and the Lions Club. Mr. Forcum provides the Board with in-depth knowledge of the Bank’s operations based on his 15 years experience on the Board, his community contacts, and his business experience.

Susan C. Freese is a licensed registered pharmacist. She owned Peninsula Pharmacies, Inc. (a three-store company located on the Long Beach, Washington peninsula) from 1987 until she sold the company in 2006. She is currently employed by the new owners as a pharmacist. Ms. Freese and her husband also own commercial fishing vessels, which they have managed successfully in a highly regulated industry. She holds a Bachelor of Pharmacy degree from Washington State University and graduated from the Oregon Bankers Association Directors College.

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Ms. Freese is a long-time member of the non-profit Ocean Beach Education Foundation Board of Directors and is very active in the community. Ms. Freese brings extensive knowledge of growing companies in highly regulated industries and familiarity with the economic and business conditions in our southwestern Washington markets.

Douglas M. Schermer is the owner and President of Wishkah Rock Products and of Schermer Construction, Inc., a heavy civil contractor specializing in constructing roads and bridges for the timber industry. Schermer Construction was founded in 1989 and has grown to 30 employees. From 1996 to 1998 Mr. Schermer was a managing partner in Quigg Bros-Schermer, Inc., a heavy/highway construction company. He also has various business interests including investments in commercial property. Mr. Schermer earned a B.S. (Forest Engineering) from Oregon State University and is a graduate of the Oregon Bankers Association Directors College.

Mr. Schermer is active in the community and has extensive management experience in the forest industry and related businesses, which assists the Bank in that area of its lending programs.

John Van Dijk served as President and Chief Operating Officer of the Bank from November 2004 until December 31, 2012, and Corporate Secretary of the Company from 1997 until December 31, 2012. He previously served as Executive Vice President and Chief Financial Officer of the Bank beginning in May 1996. Prior to that, Mr. Van Dijk was employed in the thrift industry for 18 years. He served as Senior Vice President, Chief Financial Officer of Olympia Federal Savings, Olympia, WA, from May 1991 to May 1996. From November 1988 to May 1991, he served as Vice President and Controller for Sterling Financial Group, Spokane, WA. Mr. Van Dijk served as Senior Vice President and Chief Operating Officer of Central Evergreen Savings Bank, Chehalis, WA, from March 1978 to November 1988.

Mr. Van Dijk is active in the community having served on the board for the Grays Harbor Country Club. Additionally, he was a board member and previous Chairman of the Community Bankers of Washington. Mr. Van Dijk is being nominated for his knowledge of generally accepted accounting principles and auditing standards and SEC regulations. The Company believes his understanding of complex business issues and accounting expertise give him the financial literacy and skills needed to qualify as a financial ‘expert’, as that term is defined by the SEC.

The following provides a brief overview of the continuing directors’ business experience, qualifications, attributes, and skills:

Dwayne M. Carter has been President and General Manager of Brooks Manufacturing, a manufacturer of engineered wood products for the utility industry since 2005. During his tenure, he negotiated multiple four-year labor contracts and reorganized the management team to improve and enhance communication and personnel growth. Prior to joining Brooks Manufacturing, Mr. Carter was employed in the banking industry in various capacities for over thirty years. He served as a senior executive and group manager of a six-state commercial banking division for Washington Mutual, managing a $1.8 billion loan portfolio and providing strategic leadership for a team of 200 fulltime employees. His responsibilities included business development, credit quality, marketing, human resources and administrative affairs. Prior to his service with Washington Mutual Mr. Carter was a senior regional manager with West One Bank, Security Pacific Bank, and Rainier Bank, managing commercial banking teams for each organization. Mr. Carter holds a Bachelor of Science degree from Montana State University and graduated with honors.

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Mr. Carter has excellent knowledge of commercial banking and credit quality skills. His experience involving commercial and industrial lending, along with agriculture lending, adds much value to the Board.

Edwin Ketel has owned the Oceanside Animal Clinic, a mixed animal practice, for 30 years. He has grown his practice considerably to include six employees today. Dr. Ketel holds a B.S. and a Doctorate of Veterinary Medicine from Washington State University and graduated from the Oregon Bankers Association Directors College in 2003 and 2007.

Dr. Ketel has been involved with many fundraising activities for the Ocean Beach School District. He spearheaded major events to help fund athletics through the Ilwaco Sports Boosters. He also served on many school committees and was a key member for a comprehensive bond measure. As a business owner, Dr. Ketel brings management expertise to the Board and has served actively and ably for more than eight years.

Dennis A. Long currently serves as President and Chief Executive Officer of the Company and Bank of the Pacific. Mr. Long assumed both the role of president and chief executive officer of the Bank, following the retirement of the president, Mr. Van Dijk, in December 2012. (Mr. Long previously served as both President and Chief Executive Officer of Bank of the Pacific from July 1997 until December 1999.) In December 1999, he was appointed President of Pacific Financial Corporation, and added the title of Chief Executive Officer in May 2001.

Mr. Long has spent his entire professional life in the financial services industry, attaining positions of increasing responsibility throughout his career. Mr. Long previously served as President of the Southern Puget Sound District of Key Bank, N.A., Tacoma, Washington, from July 1996 to April 1997. From April 1995 to July 1996, Mr. Long served as Retail Project Leader for KeyCorp, the parent company of Key Bank, N.A. He served as Executive Vice President and Retail Banking Manager of Key Bank of Washington, Seattle, Washington, from September 1993 to April 1995. Prior to 1993 Mr. Long served in various management positions with Security Pacific Bank and Rainier Bank, most notably as Senior Credit Officer over Washington, Oregon, Idaho, Alaska and Canada, managing over $7.5 billion in credit relationships. He holds a Bachelor of Arts in accounting with a minor in finance from the University of Puget Sound. Dennis has served in leadership roles in business, community and statewide organizations. Currently, he is Chairman of the Board for the Western Independent Bankers and serves on the board for the Washington Bankers Association.

Randy Rognlin has been President and co-owner of Rognlin’s, Inc., a heavy civil general construction company, for more than five years. He acquired his interest in the company in 1992. Mr. Rognlin is responsible for managing day to day operations of the Company which has 125 employees. He originally joined Rognlin’s, Inc. in 1975 and has held various supervisory and management positions. In 1991 Mr. Rognlin became a shareholder of Elma Country Club, Inc. which is a real estate holding company. During 1997 he became co-owner of Northwest Rock, Inc. a mining, sand, gravel and aggregate supply company. Mr. Rognlin is also a member of Black River Blues, LLC which is a commercial blueberry farm operation. Mr. Rognlin is a graduate of the Oregon Bankers Association Directors College.

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Mr. Rognlin brings extensive construction expertise, real estate investment experience, and an entrepreneurial spirit to the Board. As a lifelong resident and businessman in Aberdeen, Washington, his involvement and significant contacts within our central region communities serves the Board and the Company well.

Randy Rust is retired and is a private investor. He was the co-owner of Westport Shipyard, Inc. until 2000 when he sold his interest in the company and retired. He originally purchased the company in 1977 with his brother when it had 12 employees and built primarily 36 foot and 56 foot fishing boats. By the time of his retirement, Westport Shipyard had 250 employees and was building primarily 100-foot passenger vessels and 112-foot and 130-foot ocean-going motor yachts at its manufacturing facilities in Westport and Port Angeles, Washington. Mr. Rust was directly responsible for overall management, sales contracting, designs, purchase of manufacturing facilities, and banking relationships, as well as legal, insurance, and accounting matters. Prior to his involvement with Westport Shipyard he was co-owner and general manager of Tacoma Fiberglass Products, Inc., a wholesale distributor of materials to the composite industry. Currently, he is involved with a cranberry bog and a manufacturing business in Hoquiam, WA.

Mr. Rust holds a B.A. (History and Political Science) from Western Washington University and took courses in business law and finance. He is a graduate of the Oregon Bankers Association Directors College. Mr. Rust brings entrepreneurial and management experience to the Board. He is also very active in Washington’s central coastal region communities.

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE 2011 EQUITY INCENTIVE PLAN

The Pacific Financial Corporation 2011 Equity Incentive Plan (the "Plan") was initially approved by shareholders at the Company's 2011 annual meeting of shareholders. At this year's Annual Meeting, the shareholders are being asked to approve an amendment to the 2011 Equity Plan adopted by the Board on February 20, 2013, subject to shareholder approval, to authorize awards of restricted stock units ("RSUs") under the Plan (the "Amendment"). The Amendment will be effective upon approval by shareholders, and the Plan will be restated to reflect the Amendment.

Amendment

The Amendment authorizes the grant of RSUs under the Plan, and makes no other changes to the Plan. RSUs are a form of equity compensation award that is valued in terms of shares of the Company's Common Stock, even though no shares are issued at the time of grant. After the recipient of an RSU satisfies the requirements of the RSU, as determined by the Plan Committee (as defined below), the Company will issue shares of the Company's common stock to satisfy each RSU as of a particular settlement date. RSUs may be subject to forfeiture in the event the recipient terminates employment or service as a director during a specified period. Vesting requirements may also include satisfaction of performance metrics. If the recipient does not meet the requirements of the RSU, RSUs are typically forfeited or cancelled. The Plan Committee believes that RSUs are preferable to grants of restricted stock because no shares are issued until the requirements of the award are met, unlike in the case of a restricted stock grant.

General Information about the Plan, as proposed to be amended

The following summary of the material features of the Plan is qualified by reference to the complete terms of the Plan, as modified by the Amendment, which is attached to this proxy statement as Appendix A (the "2011 Equity Plan").

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Purpose. The 2011 Equity Plan is intended to promote the interests of the Company and its shareholders by enabling the Company and the Bank to attract, retain and reward employees and non-employee directors and provide an effective means for selected employees and non-employee directors to acquire an ownership interest in the Company, motivating employees to achieve long-range goals and objectives of the Company.

Administration. The 2011 Equity Plan is administered by the Compensation, Governance and Nominating Committee of the Board (the "Compensation Committee"), which is comprised of non-employee directors all of whom satisfy the criteria to be an independent director under Rule 4350(c)(3) of the Nasdaq listing standards, a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" under Section 162(m) of the Code. The 2011 Equity Plan will continue to be administered by the Compensation Committee, unless the Board appoints a successor committee as administrator (such administrative committee from time to time, the "Plan Committee").

The Plan Committee will establish the terms and conditions of awards granted under the 2011 Equity Plan, subject to limitations set forth therein. The Plan Committee may delegate to a separate committee made up of one or more directors, who may also be officers or other employees of the Company, certain authority under the 2011 Equity Plan, including the authority to grant awards to eligible employees who are not subject to stock ownership reporting requirements under Section 16(a) of the Exchange Act.

Eligible Participants; Prior Awards. Employees and non-employee directors of the Company or one of its subsidiaries are eligible to receive awards under the 2011 Equity Plan. At March 15, 2013, approximately 93 employees and 9 non-employee directors were considered eligible to participate in the Plan. For information regarding awards granted under the 2011 Equity Plan to executive officers named in this proxy statement, please see “Executive Compensation” below.

New Plan Benefits; Plan Status. No determinations regarding future awards to executive officers, directors, or any specific individuals under the 2011 Equity Plan have been made as of the date of this proxy statement. For information regarding awards granted to named executive officers under the 2011 Equity Plan, please see the section "Executive Compensation" in this proxy statement below. Directors or Executive officers as a group have received no awards under the 2011 Equity Plan as of December 31, 2012. Employees other than executive officers named in this proxy statement have received 31,559 equity awards under the Plan. However, the Company has agreed to issue certain additional shares under the 2011 Equity Plan, including to named executive officers as shown below, to satisfy the equity portion of awards made to employees under the Company's Annual Incentive Compensation Plan.

New Plan Benefits
2011 Equity Incentive Plan

Name and Position	Dollar Value ($)	Number of Units
Dennis Long, CEO	$21,622	4,505
Denise Portmann, CFO	$13,124	2,734
Bruce MacNaughton, VP	$12,496	2,603

Executive Group	$47,242	9,842
Non-Executive Officer Employee Group	$56,606	11,793

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The closing sale price for the Company's Common Stock reported on OTC Bulletin Board™ on March 15, 2013, was $5.32.

Shares Available for Grant. Up to 900,000 shares of Common Stock may be issued under the 2011 Equity Plan. If there is a stock split (including a reverse stock split), stock dividend, or a recapitalization affecting the Company’s shares, appropriate adjustments will be made in the number of shares that may be issued in the future and in the number of shares and exercise or base price of all awards then outstanding. Options granted under the Plan to a single individual in any fiscal year may cover up to a total of 300,000 shares.

If any Award is forfeited, expires or lapses, or is for any reason cancelled or terminated without having been exercised or paid, the shares of Common Stock subject to such award will again be available for issuance under the 2011 Equity Plan. In addition, if a participant pays all or part of the exercise price or withholding obligation related to exercise of an option by reducing the number of shares otherwise vested and issuable pursuant to an award to satisfy the exercise price and/or withholding obligation, or if shares are withheld from any award or otherwise surrendered to satisfy a tax withholding obligations, then such shares will not be counted as having been issued under the 2011 Equity Plan.

Amendment, Suspension, and Termination. The Board may amend, suspend or terminate the 2011 Equity Plan at any time; provided, however, that no amendment shall be adopted, without approval of the shareholders, that (a) increases the number of shares of Common Stock which may be issued, (b) expands the types of awards available to participants, (c) deletes or limits the provisions prohibiting the repricing of options; or (d) extends the termination date. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding awards without the consent of the participant affected thereby.

Types of Awards

The types of awards that may be granted by the Plan Committee include:

Options. Options to purchase Common Stock may be granted as incentive stock options ("ISOs") meeting the requirements of Section 422 of the Code, or nonqualified options which are not eligible for tax-favored treatment. ISOs may be granted only to employees of the Company or one of its subsidiaries. The Plan does not specify a maximum term for nonqualified options, but under current law ISOs must expire not more than ten years from the date of grant. For all options, the exercise price per share must be not less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

Restricted Stock. Restricted shares are shares of Common Stock that are subject to such limitations as the Plan Committee deems appropriate, including restrictions on sale or transfer. Restricted shares may be subject to forfeiture in the event the recipient terminates employment or service as a director during a specified period. From the date of issuance of restricted shares, the recipient is entitled to the rights of a shareholder with respect to such shares, including voting and dividend rights.

Restricted Stock Units. Restricted stock units (or "RSUs") are awards measured in terms of shares of Common Stock; however, RSUs are not shares and do not entitle the recipients to the rights of a shareholder when granted. Instead, RSUs will be settled in cash or shares on a settlement date described in each award agreement, in an amount based on the fair market value of our Common Stock on the settlement date. RSUs granted under the 2011 Equity Plan may or may not be subject to performance conditions. The recipient of an RSU may not sell, transfer, pledge or otherwise encumber RSUs prior to vesting.

Stock Grants. The Plan Committee may make awards of unrestricted Common Stock to participants in recognition of outstanding achievements, as an additional award for when Performance Goals are exceeded, or as a form of compensation. Such awards shall be paid to Employees no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A under the Code and related regulations.

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Performance Units and Awards. Performance units may be granted to employees. Each performance unit represents the right to receive an amount equal to the value of the unit. A performance award is subject to forfeiture if or to the extent the recipient fails to meet certain performance goals during a designated performance cycle. Performance awards earned by attaining performance goals are paid at the end of a performance cycle in cash or shares of Common Stock or in any other form approved by the Plan Committee.

In the case of performance awards granted to executive officers, the Plan Committee, in its sole discretion, may impose performance goals relating to corporate performance, business unit performance, or a combination of both, in order to qualify the awards as performance-based compensation under Section 162(m) of the Code, which makes certain compensation in excess of $1,000,000 non-deductible unless it is performance-based and subject to performance goals that have been approved by shareholders. Corporate performance goals will be based on financial performance goals related to the performance of the Company as a whole, and may include one or more measures related to earnings, profitability, efficiency, or return to shareholders, such as earnings per share, operating profits, stock price, or costs of production. Business unit performance goals may be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introducing products, constructing facilities, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenues, earnings, profitability, efficiency, operating profit, or costs of production. Any corporate or business unit goals may be expressed as absolute amounts or as ratios or percentages. Success in achieving such goals may be measured against various standards, including targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups.

Special Provisions

The 2011 Equity Plan prohibits the repricing of stock options other than in connection with adjustments for a change in the Company's capitalization. In addition, awards may not be made with an exercise or base price less than the fair market value of our Common Stock on the date of grant.

Adjustments for Changes in Capitalization; Change in Control

In the event of a stock split (including a reverse stock split), a dividend or distribution paid in Common Stock, or a recapitalization of or affecting Common Stock, the aggregate number and kind of shares reserved for issuance under the Plan, the maximum limitations on the number of shares that may be issued to a single participant in any fiscal year under the Plan, the number, kind, and price per share subject to each outstanding option and the number and kind of shares subject to other awards granted under the Plan, will automatically be adjusted proportionately, or substituted, to reflect the effect of such stock split, distribution paid in Common Stock, or recapitalization. In the event of any merger or consolidation, separation (including a spin off), reorganization, any partial or complete liquidation, or any other change in corporate capitalization not specifically addressed in the preceding sentence, the Plan Committee may make such adjustments or substitutions as it may determine to be appropriate.

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The Plan Committee, in its discretion, may provide in any award agreement that

(a)                In the event of a change in control of the Company, all or a specified portion of the Award (to the extent then outstanding) will become immediately vested. Any such acceleration of vesting must comply with applicable regulatory requirements and any participant will be entitled to decline the accelerated vesting of all or any portion of his or her award, if he or she determines that such acceleration may result in adverse tax consequences to him or her; and

(b)               In the event the Board approves a proposal for: (i) merger, exchange or consolidation in which the Company is not the resulting or surviving corporation (or in which the Company is the resulting or surviving corporation but becomes a subsidiary of another corporation); (ii) transfer of all or substantially all the assets of the Company; (iii) sale of 50 percent or more of the combined voting power of the Company's voting securities; or (iv) the dissolution or liquidation of the Company, the Plan Committee may notify participants in writing of a proposed transaction and it may then in its sole discretion, and to the extent possible under the structure of the transaction involved, either:

(i)                 Provide that outstanding awards will be converted into or replaced by proportionate and similar awards relating to the securities of the surviving or acquiring corporation in the transaction;

(ii)               Provide a 30-day period prior to the completion of the transaction during which all outstanding awards would become fully vested, and if not exercised, would upon completion of the transaction terminate; or

(iii)             Provide that outstanding awards that are not fully vested will become fully vested subject to the Company's right to pay each participant a cash amount (determined by the Plan Committee and based on the amount, if any, being received by the Company's shareholders in the transaction) in exchange for cancellation of the applicable award.

Federal Income Tax Consequences of Awards

The following discussion summarizes the principal anticipated federal income tax consequences of grants of awards under the Plan to participants and to the Company.

Tax Consequences to Participants.

Incentive Stock Options. ISOs granted under the Plan are intended to meet the requirements of Section 422 of the Code. No taxable income results to a participant upon the grant of an ISO or upon the issuance of shares when the ISO is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be considered a capital gain and any loss will be a capital loss, except that if the sale or exchange occurs within one year after exercise of the ISO or two years after grant of the ISO, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which either (a) the fair market value on the date of exercise or (b) the amount realized on the sale of the shares, whichever is less, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an ISO is treated as a nonqualified option.

Nonqualified Options. No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally realize ordinary compensation income (self-employment income for non-employee directors) measured by the difference between the fair market value of the shares acquired on the date of exercise and the exercise price. The participant's cost basis in the acquired shares is the fair market value of the shares on the exercise date. Any gain upon sale of the shares is capital gain and any loss will be a capital loss.

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Payment of Exercise Price in Shares. The Plan Committee may permit participants to pay all or a portion of the exercise price of an option using previously-acquired shares of Common Stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the participant other than any gain recognized as a result of exercise of the option, as described above.

Restricted Stock Awards, RSUs, and Performance Awards. In the case of restricted stock awards, RSUs and performance awards, in general, a participant will not recognize any income upon issuance of an award. Generally, the participant will be required to recognize ordinary compensation income at the date or dates, if any, that the awards vest in an amount equal to the value of shares subject to a particular award, plus any cash received, at the date of vesting.

Tax Consequences to the Company. To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an ISO, the Company will not be entitled to any tax deduction in connection with ISOs. In all other cases, the Company will be entitled to receive a federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to awards.

The information in this proxy statement concerning federal income tax consequences is intended only for the general information of shareholders. Participants in the 2011 Equity Plan should consult their own tax advisers, as federal income tax consequences may depend on the particular terms of individual awards and the specific circumstances of individual participants, and equity-based awards may, in particular, have consequences under the federal alternative minimum tax.

Required Vote

If a quorum is present at the Annual Meeting, the Amendment will be approved upon the affirmative vote of a majority of the total votes cast upon the proposal at the Annual Meeting. Abstentions and shares represented by duly executed and broker non-votes will have no effect on the required vote.

The Board unanimously recommends a vote "FOR" approval of the Amendment.

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PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) included a provision that requires publicly traded companies to hold an advisory, or non-binding, shareholder vote to approve or disapprove the compensation of executive officers. As a smaller reporting company, this is the first year that the Company is required to hold this advisory vote. Consistent with that requirement, we are conducting an advisory vote on the compensation of the executive officers named in this proxy statement. The compensation of our executive officers is disclosed in this proxy statement under the heading “Executive Compensation” below in accordance with rules and regulations of the Securities and Exchange Commission.

The Company’s philosophy is that executive compensation should align with shareholders’ interest, without encouraging excessive and unnecessary risk. This compensation philosophy is central to the Company’s ability to attract, retain and motivate individuals who can achieve our goals and provide stable leadership focused on attaining long-term Company goals and increasing shareholder value. A detailed description of compensation actually paid to our named executive officers is included under the heading “Executive Compensation” below. This vote is not intended to address any specific item of compensation, but instead is intended to address the overall compensation of our named executive officers as described in this proxy statement.

This vote is advisory and therefore not binding on the Company, the Compensation Committee, or the Board. The Board and the Compensation Committee value the opinions of shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends that you vote FOR the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K adopted by the SEC, including the compensation tables and accompanying footnotes and narrative discussion, is hereby approved.”

The above resolution will be deemed to be approved if the votes cast in favor of the proposed resolution exceed the votes cast against it at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL NO. 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also included a provision providing shareholders the opportunity to vote, on an advisory, non-binding, basis, on how frequently they would like their companies to hold an advisory vote on the compensation of executive officers as the Company has done in Proposal 3 above. When voting, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years, or they may abstain from the vote. In accordance with this requirement of the Dodd-Frank Act, we are holding an advisory vote on the frequency of future shareholder advisory votes on our executive compensation program.

After consideration of the frequency alternatives, the Board believes that conducting an advisory vote on executive compensation once every three years is appropriate for the Company and its shareholders at this time. We believe that a vote once every three years will provide shareholders with the ability to express their views on our executive compensation policies and practices while providing us with a sufficient amount of time to consider input. In addition, we believe that a vote once every three years is consistent with our long-term business and compensation strategies.

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Shareholders are not being asked to approve or disapprove of the Board’s recommendation. Instead, you are being asked to choose one of four options regarding this proposal, as reflected in the proxy card. You may vote for us to hold advisory votes on named executive officer compensation every one, two or three years, or you may abstain from voting on the matter.

The Board unanimously recommends that you vote “3 YEARS” for the frequency of future advisory votes on executive compensation.

The option that receives the highest number of advisory votes cast by shareholders will be the frequency selected by shareholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

As the vote is advisory and not binding, the Board may decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation less frequently than the option selected by our shareholders (but not less often than once every three years). However, we value the opinions of our shareholders and will take the outcome of the advisory vote into account in deciding how often to hold an advisory vote on executive compensation.

PROPOSAL NO. 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of our Board has selected Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2013. Although the selection of independent auditors is not required to be submitted to a vote of the shareholders by the Company's charter documents or applicable law, the Board has decided to ask the shareholders to ratify the selection. If the shareholders do not approve the selection of Deloitte & Touche LLP, the Board will ask the Audit Committee to reconsider its recommendation.

Provided that a quorum is present, the selection of Deloitte & Touche LLP as the Company's independent auditors will be ratified if the votes cast in favor of the proposal exceed the votes cast against it at the Annual Meeting. Shares that are not represented at the meeting, shares that abstain from voting on this proposal, and broker non-votes will have no effect on the outcome of the voting on this proposal.

The Board recommends that shareholders vote in favor of ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is a technical term broadly defined by the Securities and Exchange Commission (the "SEC") to mean more than ownership in the economic sense. In general, beneficial ownership includes voting or investment power over shares, as well as shares that a person has the right to acquire within 60 days. Persons and groups who beneficially own in excess of 5% of the Company's Common Stock ("5% or Greater Owners") are required to file reports disclosing such ownership pursuant to the Exchange Act. Except as otherwise noted, the shareholders named in the table below have sole voting and investment power over all shares shown as beneficially owned by them.

The following table sets forth, as of March 15, 2013, information as to the shares of the Common Stock beneficially owned by each 5% or Greater Owner, by each director and nominee for director, by each executive officer, and by all current executive officers and directors of the Company as a group.

Name and Address	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
5% or Greater Owners:
Wellington Management Company, LLP	687,407	(2)	6.7%
75 State Street
Boston, Massachusetts 02109

Directors and Nominees:
G. Dennis Archer	99,816	(3)	*
Dwayne C. Carter	11,490		*
Gary C. Forcum	158,162		1.6%
Susan C. Freese	35,470		*
Edwin Ketel	56,509		*
Randy W. Rognlin	480,937		4.8%
Randy Rust	141,238		1.4%
Douglas M. Schermer	157,870		1.6%
John Van Dijk (4)	57,750		*

Executive Officers:
Dennis A. Long (5)	154,167		1.5%
Bruce D. MacNaughton	45,380		*
Denise Portmann	51,650		*
All Executive Officers, Directors and Nominees as a Group(12 persons)	1,450,439		14.3%

_______________

* Less than 1% of shares outstanding.

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(1)	The amounts shown include shares of Common Stock that the named shareholders have the right to acquire within 60 days after March 15, 2013, through the exercise of stock options granted pursuant to the Company's stock option plans or through the exercise of warrants to purchase Common Stock as follows:

Name	No. of Options	No. of Warrants

Wellington Management Company, LLP(3)	--	139,000

G. Dennis Archer	5,500	8,334
Dwayne Carter	--	--
Gary C. Forcum	--	13,725
Susan C. Freese	--	3,333
Edwin Ketel	--	6,250
Randy W. Rognlin	--	55,556
Randy Rust	5,500	11,112
Douglas M. Schermer	--	12,500
John Van Dijk	--	2,750
Dennis A. Long	--	4,167
Bruce D. MacNaughton	17,600	5,556
Denise Portmann	31,900	1,400
All Executive Officers and Directors as a group	60,500	124,683

(2)	Based on information contained in the Schedule 13G/A filed February 14, 2013, by Wellington Management Company, LLP (“Wellington”), in its capacity as investment advisor to its client Ithan Creek Master Investors (Cayman) L.P., the record owners of the shares. Wellington reported having shared voting and dispositive power with respect to all 687,407 shares listed.

(3)	Includes 972 shares owned in a profit sharing trust.

(4)	Mr. Van Dijk retired as Corporate Secretary of the Company and President and Chief Operating Officer of Bank effective December 31, 2012.

(5)	Mr. Long is also a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Company's equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon a review of the copies of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company or otherwise in its files, all of the Company's executive officers and directors complied with all applicable Section 16(a) filing requirements during 2012.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board conducts its business through meetings of the Board and through Board committees. During 2012, the Board held ten meetings. Each director attended at least 75% percent of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees on which that director served.

The Company does not have a policy regarding attendance at annual shareholder meetings by directors. All nine directors at the time attended the 2012 annual meeting of shareholders.

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Board Leadership and Risk Oversight

For more than a decade, one of our independent directors has been selected to serve as Chairman of the Board. The Board believes that separating the roles of Chairman and Chief Executive Officer is in the best interest of the Company and its shareholders. Having a Chairman who is not a member of management gives our independent directors a more significant role in setting meeting agendas, establishing priorities and the strategic direction of the Company, and fulfilling its oversight function. The Board believes that the manner in which it oversees risk management at the Company has not affected its leadership structure.

The Board is responsible for providing oversight of the Company's risk management processes. The Loan Committee (which operates at the Bank Board level) is primarily responsible for overseeing the risk management function on behalf of the Board. In carrying out its responsibilities, the Loan Committee works closely with the Bank's Chief Credit Officer. The Loan Committee meets at least quarterly, or more frequently as deemed necessary, with the Chief Credit Officer and other members of management and receives a comprehensive report on risk exposures (including management's assessment of risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Loan Committee provides a report on risk management to the full Bank Board on at least a quarterly basis.

In addition to the Loan Committee, other Board committees oversee the management of risks facing the Company in their areas of responsibility. Additional details regarding participation of Board Committees in risk oversight are included below.

Committees

The Board has established, among others, an ‘Audit Committee’ and a ‘Compensation, Governance and Nominating Committee’.

Audit Committee. The responsibilities of the Audit Committee are set forth in the written charter available on the Company's website at www.bankofthepacific.com under "Investor Info." in the "Corporate Information" section under "Governance Documents". The Audit Committee met seven times during 2012.

Under its Charter, the duties and responsibilities of the Audit Committee include the appointment, compensation, and oversight of the independent auditors and the internal audit department; overseeing the functioning of the Company's internal control over financial reporting and associated risks; reviewing and approving any major accounting policy changes affecting operating results; reviewing the arrangements for, and scope of, the independent audit and the results of the audit and internal audits; reviewing the scope of non-audit services performed by the independent auditors; ensuring that the auditors are, in fact, independent; establishing and overseeing compliance with policies to prohibit unethical, questionable, or other illegal activities by officers and employees of the Company; and establishing and monitoring procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters. The Audit Committee also is responsible for reviewing the quarterly, annual, and other reports filed with the SEC and the annual report to shareholders.

The members of the Audit Committee include Messrs. Archer (Chair), Forcum, Carter and Rust. The Board has determined that each member who served on the Audit Committee since January 1, 2012, is "independent" as defined in Rule 5605(a)(2) of the Nasdaq listing standards and in Rule 10A-3 adopted by the SEC under the Exchange Act. The Board has also determined that each of Messrs. Archer, Forcum and Rust is qualified to be an "audit committee financial expert" as defined in the SEC's rules. The Audit Committee's charter is available on the Company's website at www.bankofthepacific.com under "Investor Info." in the "Corporate Information" section under "Governance Documents".

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Compensation, Governance and Nominating Committee. The responsibilities of the Compensation, Governance and Nominating Committee (the "Compensation Committee") are set forth in the written charter available on the Company's website at www.bankofthepacific.com under "Investor Info." in the "Corporate Information" section under "Governance Documents". The Compensation Committee met two times during 2012. The Board has determined that each current member of the Compensation Committee (who were also the members throughout 2012), Messrs. Schermer (Chair), Archer, Rognlin, and Forcum, is "independent" as defined in Rule 5605(a)(2) of the Nasdaq listing standards.

Under its charter, the Compensation Committee is charged with carrying out the Board's overall responsibilities relating to compensation of the Company's executive officers and directors. Its specific duties include reviewing the Company's bonus and equity incentive programs, the succession plan for key officers including the Chief Executive Officer (the "CEO"), and director compensation arrangements, and recommending changes to the Board as it deems appropriate, as well as recommending to the Board the annual compensation, including salary, bonus and equity awards, for the CEO. The Compensation Committee also reviews the performance goals established for the Company's incentive compensation programs to, among other things, assure that performance goals and other compensation programs do not encourage excessive risk-taking.

In addition, other responsibilities of the Compensation Committee are to identify individuals qualified to become members of the Board; recommend to the Board the slate of director nominees to stand for election by shareholders; recommend directors to be elected by the Board to fill any vacancies; develop and recommend to the Board the corporate governance practices of the Board; oversee compliance with the Board's policies regarding ethical conduct and conflicts of interest of directors; and handle other matters as the Board or the Compensation Committee Chair deem appropriate.

The Compensation Committee frequently evaluates the Board's composition to determine what attributes are desirable in new director candidates. The Compensation Committee looks for candidates who, as a group, meet the Company's strategic needs, possess the highest personal values, judgment and integrity, have the time and the willingness to understand the regulatory and policy environment in which the Company and the Bank operate, and have diverse experience in key business, financial, and other challenges that face the Company and the Bank. The Compensation Committee does not have any minimum requirements for director nominee qualifications. When the Compensation Committee has a need to identify new candidates (because of a vacancy on the Board or otherwise) it polls the current directors for suggested candidates. To date, the Company has not engaged third-party search firms to identify candidates. Any candidates identified for further consideration are typically interviewed and the Compensation Committee conducts such investigation of the candidate's background as deemed appropriate. The Company has not adopted a formal diversity policy, although it has traditionally sought a board that is geographically representative of its markets of operations.

The Compensation Committee will consider director candidates recommended by shareholders for nomination by the Board. Potential nominees recommended by shareholders are evaluated by the same criteria as other candidates considered by the Compensation Committee and based on the needs of the Board at the time. Shareholders may make recommendations to the Nominating Committee by sending a written recommendation, including a description of the candidate's qualifications and evidence of share ownership, to Douglas M. Schermer, Chair, Compensation, Governance and Nominating Committee, Pacific Financial Corporation, 1101 S. Boone Street, Aberdeen, WA 98520.

Under the Company's articles, shareholders are also permitted to nominate director candidates directly, subject to certain notice provisions described in more detail under the heading "Shareholder Proposals and Shareholder Nominations for Director" below.

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With respect to compensation of our officers and employers, the CEO annually reviews the performance of each executive officer (other than himself) and makes recommendations to the Compensation Committee regarding salary adjustments and annual awards of stock options and cash incentive bonuses and equity-based compensation for the executive officers, if any. The Compensation Committee is responsible for annually evaluating the CEO's performance and presenting its conclusions and recommendations regarding his compensation to the full Board for approval. The CEO does not participate in deliberations by the Compensation Committee or the Board regarding his compensation. The Compensation Committee exercises its own discretion in accepting or modifying the CEO's recommendations regarding the performance and compensation of the Company's other executive officers.

The Compensation Committee has authority under its charter to retain outside compensation consultants and other advisors, to approve the terms of their retention, including fees for their services, and to terminate any such engagement, subject to approval by the Board. During 2010 and into 2011, the Compensation Committee engaged Amalfi Consulting (the "Consultant") for the purposes of compensation assessment and planning. The Consultant advised the Compensation Committee with respect to its review, analysis and adoption of a new annual incentive compensation plan providing for performance-based compensation. The Consultant also provided advice with respect to the design and implementation of the 2011 Equity Incentive Plan, which plan was approved by the shareholders at the 2011 annual meeting of shareholders.

Shareholder Communications with the Board

The Board encourages shareholders to send communications directly to the Board. Should a shareholder wish to communicate with the Board, the communications should be mailed to Gary C. Forcum, Chairman, Board of Directors, Pacific Financial Corporation, 1101 S. Boone Street, Aberdeen, WA 98520. Communications may also be directed to individual directors at the same address.

Your communications should indicate that you are a shareholder. We will forward the communication to the designated addressee or to the appropriate director or committee if no particular individual is specified. We will not forward communications that appear primarily commercial in nature or relate to an improper or irrelevant topic. Correspondence marked ‘Confidential’ and properly addressed will not be opened prior to forwarding to the Board or individual director.

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DIRECTOR COMPENSATION FOR 2012

The following table summarizes compensation paid to directors, other than Mr. Long, during 2012, including as directors of Bank of the Pacific. No outside director received perquisites or other personal benefits with a total value exceeding $10,000 during 2012.

	Fees earned or	Option
Name	paid in cash	awards	Total
	(1)	(2)
G. Dennis Archer	$29,000	$0	$29,000
Dwayne Carter	$26,900	$0	$26,900
Gary C. Forcum	$33,750	$0	$33,750
Susan C. Freese	$23,900	$0	$23,900
Edwin Ketel	$23,000	$0	$23,000
Randy W. Rognlin	$26,300	$0	$26,300
Randy Rust	$27,350	$0	$27,350
Douglas M. Schermer	$23,900	$0	$23,900

(1)	Directors currently receive a $19,200 annual retainer fee and fees of $450 per Board meeting attended. The Chairman of the Board currently receives a $24,000 annual retainer fee and fees of $800 per meeting attended. Audit Committee members receive $450 and the Audit Committee Chair receives $550 per committee meeting attended. All other committee members receive $300 per committee meeting attended.

(2)	No stock options were granted to the named directors during 2012. At December 31, 2012, the Company's outside directors held stock options as follows: Mr. Archer, 5,500 shares and Mr. Rust, 5,500 shares. The options have an exercise price equal to fair market value on the date of grant (as adjusted for a 10% stock dividend effective January 13, 2009) and became exercisable cumulatively in five equal annual installments.

Annually, the Compensation Committee reviews the amount and form of directors’ compensation, including annual retainers and meeting fees, and reports the results of its review to the full Board with any recommended changes. The Compensation Committee may periodically consider Board compensation levels as compared to a relevant peer group of competitive financial institutions, and such other factors that it views as relevant. The current director compensation structure was established in consultation with an outside firm (Milliman) in 2004. Since that time, director compensation has decreased through elimination of retainer fees in months where no meeting occurs. Directors may also receive compensation in the form of stock options or other equity-based awards. There have been no equity awards granted to directors since 2004.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation received by the Chief Executive Officer, the Chief Financial Officer, and the Company's other executive officers for services rendered in all capacities during the two years ended December 31, 2012. The Bank pays all compensation of the executive officers, except for Mr. Long and Ms. Portmann, who receive a portion of their compensation from the Company.

Name and Principal Positions	Year	Salary		Non-Equity Incentive Plan Compensation	All Other Compensation (1)	Total Compensation
Dennis A. Long Chief Executive Officer and	2012	$304,601	(2)	$32,433	$4,688	$341,722
President of the Company and Chief Executive Officer of Bank of the Pacific	2011	$290,477	(2)	$0	$1,837	$292,314
Denise Portmann Chief Financial Officer of the Company and Executive Vice	2012	$156,096	(3)	$19,686	$2,922	$178,704
President and Chief Financial Officer of Bank of the Pacific	2011	$144,357	(3)	$0	$1,083	$145,440
Bruce MacNaughton	2012	$166,933		$18,743	$3,037	$188,713
Vice President of the Company and Executive Vice President and Chief Credit Officer of Bank of the Pacific	2011	$160,751		$0	$1,206	$161,957
John Van Dijk	2012	$205,025		$37,522	$3,715	$246,262
Corporate Secretary of the Company and President and Chief Operating Officer of Bank of the Pacific (4)	2011	$186,203		$0	$1,397	$187,600

(1)	Amounts shown represent employer matching contributions to the Bank's 401(k) Profit Sharing Plan. No executive officer received perquisites or other personal benefits with a total value exceeding $10,000 during the years covered by the table.
(2)	Includes director fees received in the amount of $22,100 in 2012 and $22,750 in 2011.
(3)	Ms. Portmann works 80% part time for a portion of the year.
(4)	Mr. Van Dijk retired as Corporate Secretary of the Company and President and Chief Operating Officer of Bank effective December 31, 2012.

Incentive Compensation

On March 9, 2011, the Board approved the Pacific Financial Corporation Annual Incentive Compensation Plan (the “Incentive Plan”). The Incentive Plan provides annual incentive award opportunities for eligible employees through the use of performance-based incentives.  Payments are based upon attainment of specified goals and objectives determined annually by the Compensation Committee in consultation with our Chief Executive Officer (“CEO”).

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Under the Incentive Plan, each year our CEO may submit to the Compensation Committee a list of eligible employees (or employee groups) for participation in the plan for the upcoming year.  In addition, the CEO may provide the Compensation Committee with a summary of the proposed annual incentive award tiers, the incentive award opportunities for each tier, the weighting of company versus department or individual performance goals, and a summary of possible payouts, for review and approval.  Company performance is based on the Company's success as measured by criteria determined by the Compensation Committee.  Department or individual performance criteria will vary based on the position and role of each participant. If the Company does not meet minimum performance levels, there will be no payouts under the Incentive Plan.  Award payouts will be calculated using a ratable approach as a percentage of the participant's salary. The calculation of incentive award payouts is subject to the approval of the Compensation Committee.

For 2012, executive officers were paid certain bonuses described above under Incentive Compensation in the Summary Compensation Table. No bonuses were paid to executive officers for 2011.

The 2011 Equity Plan provides for awards of both incentive and nonqualified stock options, restricted stock with time-or performance-based vesting, stock grants, and performance shares or units with vesting tied to attainment of performance goals. The 2011 Equity Plan will also provide for awards of restricted stock units if the shareholders approve Proposal 2 at the Annual Meeting. Awards under the 2011 Equity Plan may be designed, in the discretion of the Plan Committee, to qualify as performance-based compensation under the Internal Revenue Code of 1986, as amended.

No stock-based awards were made to executive officers under the 2011 Equity Plan during 2012 or 2011.

The table below provides information regarding outstanding stock options held by the named executive officers at the end of 2012.

Outstanding Equity Awards at December 31, 2012

Name	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Grant Date	Option Expiration Date
	Exercisable	Unexercisable
Denise Portmann	4,400	0	$14.59	1-2-2004	1-2-2014
	11,000	0	$14.77	3-10-2005	3-10-2015
	11,000	0	$13.77	5-25-2006	5-25-2016
	5,500	0	$14.59	6-20-2007	6-20-2017

Bruce MacNaughton	5,500	0	$14.59	1-2-2004	1-2-2014
	6,600	0	$14.77	3-10-2005	3-10-2015
	5,500	0	$13.77	5-25-2006	5-25-2016

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Equity Compensation Plan Information

The following table summarizes share and exercise price information about the Company's equity compensation plans as of December 31, 2012.

	(a)		(b)	(c)
Number remaining
	Number of securities		Weighted-average	available for future
	to be issued upon		exercise price	issuance under equity
	exercise of		of outstanding	compensation plans
	outstanding options,		options, warrants	(excluding securities
Plan Category	warrants and rights		and rights	reflected in column (a))

Equity compensation plans approved by security holders:	535,237	(1)	$11.30	868,441	(2)
Equity compensation plans not approved by security holders:	--		--	--

Total	535,237	(1)		868,441	(2)

(1) These options were granted under the 2000 Stock Incentive Compensation Plan. Excludes 1,870 shares under outstanding options, with an aggregate average exercise price of $5.62, granted in substitution of options granted by BNW Bancorp, Inc., which was acquired by the Company in February 2004.

(2) Includes shares remaining available under the 2011 Equity Incentive Plan. No further grants may be made under the Prior Equity Plan.

Retirement and Other Benefits

The Company believes that a retirement plan for its executive officers is an important part of the total compensation package and provides a mechanism for attracting and retaining superior executives. Effective January 1, 2007, the Compensation Committee recommended, and the full Board of Directors approved, a nonqualified supplemental executive retirement plan (the "SERP") to provide retirement benefits to certain executive officers. The SERP is unsecured and unfunded and there are no Plan assets. The Company has purchased single premium Bank Owned Life Insurance ("BOLI policies") on the lives of the executives and other officers with a total cash surrender value of $5,736,000 at December 31, 2012, and intends to use income from the BOLI policies to offset SERP benefit expenses. The Company is the beneficiary under these BOLI policies.

Benefits under the SERP will generally vest over a ten-year period with a threshold level of 30%. The level of accumulated (accrued) benefits is based on years of credited service, divided by years of service at normal retirement age of each named executive officer as follows: Mr. Long, 68; Ms. Portmann, 55; Mr. MacNaughton, 65; and Mr. Van Dijk, 69. Mr. Van Dijk retired from his positions as Secretary of the Company and President and Chief Operating Officer of the Bank, effective December 31, 2012, at the age of 65, and qualified for certain reduced benefits based on reaching early retirement age of 65. Mr. Long may also qualify for reduced benefits in the event of early retirement after reaching age 65.

Annual retirement benefits under each agreement are equal to a fixed amount for each executive as follows: Mr. Long, $133,590; Ms. Portmann, $139,409; and Mr. MacNaughton, $92,432. Mr. Van Dijk's annual retirement benefit will be $45,257. Assumptions used in calculating the present value of accumulated SERP benefits are described in Note 11 to the Company's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012. Annual benefits are paid for a period of 15 years.

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Employees, including executive officers, who meet the eligibility requirements, may contribute up to 15% of their compensation to the Company's 401(k) defined contribution plan. The Company, at its discretion, may match each employee's contribution. In 2012, the company matched employees’ contributions at a rate of $.25 per dollar of salary deferred. Executive officers are also provided with the use of company automobiles and reimbursement of country club dues.

Potential Payments upon Termination or Change in Control

Each named executive officer is a party to an employment agreement with the Bank. The agreements automatically renew for an additional year on each one-year anniversary, unless the Bank provides notice of termination, such that the remaining term ranges from two to three years at all times. Notice of termination by the Bank results in severance obligations to the executive as described in more detail below. The employment agreements also provide that any stock options held will be immediately vested in full upon termination of employment by the Bank other than for cause, including by reason of death or disability.

The employment agreements provide that, in the absence of a change in control, if the executive receives notice of termination by the Bank without cause, the employee will be entitled to receive salary from the date of termination through the end of the then-current term. If the executive is terminated by the Bank within 24 months after a change in control, other than by reason of death or disability or for cause, the executive will be entitled to receive a payment as follows:

Dennis Long	36 times base compensation during most recent calendar month

Denise Portmann	24 times base compensation during most recent calendar month

Bruce MacNaughton	24 times base compensation during most recent calendar month

A termination by each executive will be deemed to have been for "good reason," thereby also triggering a right to payments under the employment agreements, if, within 24 months following a change in control, and without consent, the executive's assignment with the Bank is changed in a way that results in (1) a material diminution in base compensation, (2) a material diminution in authority, duties, or responsibilities, (3) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the executive reports, including a requirement that the executive report to a corporate officer or employee instead of reporting directly to the Bank's CEO (or the Bank's Board of Directors in Mr. Long's case), (4) a material diminution in the budget over which the executive retains authority, (5) a material change in the geographic location at which the executive must perform services, or (6) any other material breach by the Bank. In order to qualify for a "good reason" termination, (A) the executive must provide notice of objection to a change in assignment within 90 days of a change, (B) the Bank must have failed to remedy the change within 30 days, and (C) the executive must voluntarily terminate employment within 30 days of the end of the Bank's cure period.

Payments due will be paid in equal monthly payments beginning on the 15th day of the calendar month immediately following the termination date and ending on the 15th day of the third calendar month of the calendar year immediately following the termination date. Amounts payable under the employment agreements are subject to reduction to the extent that such payments would be deemed excess parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent required by Section 409A of the Code, severance benefits will not be paid or commenced until the expiration of six months following the date of the executive officer's termination.

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A "change in control" under the employment agreements means a change in ownership (50% or more of fair market value or voting power) or effective control (20% or more of the total voting stock or replacement of a majority of the directors) of the Bank or a change in ownership of a substantial portion of its assets (one-third or more of total fair market value). "Cause" includes dishonesty; fraud; commission of a felony or a crime involving moral turpitude; deliberate violation of statutes, regulations, or orders; destruction or theft of property or assets of the Bank or its customers; the employee's refusal to perform or gross negligence in the performance of his or her duties; and misconduct materially injurious to the Bank.

If an executive is terminated without cause prior to qualifying for early or normal retirement, the vested percentage of his or her accrued benefit under the SERP, if any, will be payable beginning with the month following the month in which he or she attains normal retirement age. If an executive officer's employment is terminated by reason of disability or death, the executive or his or her beneficiary will be paid an annual benefit equal to the accrued benefit under the SERP for 15 years. If an executive officer's employment is terminated within 24 months following a change in control by the Company without cause or by the executive for good reason, he or she is entitled to receive annual SERP benefits in an amount equal to (a) the executive's vested percentage of the accrued SERP benefit as of the termination date or (b) 50% of the SERP benefit, whichever is greater. "Change in control" for purposes of the SERP benefits is defined in a manner similar to the employment agreements described above, except that the threshold for a change in effective control is 30% (rather than 20%) or more of the total voting stock or replacement of a majority of the directors and a substantial portion of assets is equal to 40% (rather than one-third) or more of total fair market value. "Good reason" as defined in the SERP includes a material decrease in base compensation, in the executive's authority, duties or responsibilities, or in the budget over which he or she has authority; a material change in the executive's office location; or any material breach by the Company of the executive's employment agreement.

The employment agreements include a prohibition on disclosure of confidential information concerning the Bank at any time as well as an agreement not to compete with the Bank for up to two years in the counties in which it is operating.

The Bank is entitled to receive payment for each breach of these provisions as follows:

Name	Breach of Confidentiality	Breach of Noncompete
Dennis Long	$100,000	$250,000
Denise Portmann	$50,000	$100,000
Bruce MacNaughton	$75,000	$150,000

The Bank may also seek injunctive relief from a court to enforce the provisions.

If an executive provides written notice of termination of employment less than 90 days prior to the termination date, the agreement requires the executive to pay liquidated damages to the Bank ranging from $15,000 to $25,000.

Deductibility of Executive Compensation

The Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which generally limits the deductibility for federal income tax purposes of annual compensation totaling more than $1,000,000 paid to certain executive officers, with exceptions for qualifying performance-based compensation. The Company believes that compensation paid to its executive officers is fully deductible for federal income tax purposes.

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AUDIT COMMITTEE REPORT

The Audit Committee met with management and the Company's independent auditors, Deloitte & Touche LLP ("Deloitte"), to review the Company's accounting functions and the audit process and to review and discuss the audited financial statements for the year ended December 31, 2012. The Audit Committee discussed and reviewed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees." Deloitte has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee concerning independence. The Audit Committee discussed with Deloitte the firm's independence and considered whether the provision of services to the Company by Deloitte is consistent with maintaining the firm's independence.

Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

G. Dennis Archer (Chair), Gary C. Forcum, Dwayne C. Carter, and Randy Rust

AUDITORS

Deloitte & Touche LLP served as the Company's independent auditors for 2012, and performed the audit of the Consolidated Financial Statements of the Company for the year ended December 31, 2012. As noted in Proposal 5 above, Deloitte has been selected for the fiscal year ending December 31, 2013, as well.

A representative of Deloitte is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

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Fees Paid to Auditors

Fees paid to Deloitte for the fiscal years ended December 31, 2012 and 2011, were as follows:

	2012	2011

Audit Fees	$343,710	$360,900
Audit Related Fees	13,606	13,323
Tax Fees	24,066	21,902
All Other Fees	0	0

Audit Fees. Represents the aggregate fees, including out-of-pocket expenses, for professional services rendered for (i) the audit of the Company's annual financial statements, (ii) review of financial statements included in the Company's quarterly reports on Form 10-Q, and (iii) for 2011, preparation for internal control reports and related attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees. Represents fees, including out-of-pocket expenses, billed for services related to regulatory compliance reviews.

Tax Fees. Represents fees related to tax compliance, tax advice, and tax planning.

All Other Fees. Represents fees related to analyzing information technology controls and procedures.

The Audit Committee determined that the provision of these audit related, and other, services was compatible with maintaining the independence of the Company's independent auditors.

Pre-Approval of Fees

All fees and services (including audit and permissible non-audit services) of the Company's independent auditors are required to be reviewed and approved at a meeting of the Audit Committee prior to the engagement. The Audit Committee pre-approved 100% of the fees described above.

CURRENT EXECUTIVE OFFICERS

The following summary sets forth the age, position, and business experience during the past five years of the Company's executive officers who are not also directors or director nominees of the Company.

Bruce D. MacNaughton (59) is the Vice President of the Company. He was appointed Executive Vice President and has served as Chief Credit Officer of the Bank since January 2002. Mr. MacNaughton has been employed in the commercial banking industry for over 35 years in various capacities. He was employed by U.S. Bank from 1983 to 2001. From 1989 to 2001, Mr. MacNaughton was a Business Banking Team Leader for U.S. Bank in central Oregon. In 2001, Mr. MacNaughton was promoted to Senior Lender of U.S. Bank with expanded responsibilities for the central and eastern Oregon region, managing a $185 million commercial and agriculture loan portfolio through a network of 21 branch offices and a staff of 18 commercial loan officers.

Denise Portmann (39) is the Chief Financial Officer of the Company and of the Bank. Ms. Portmann was also named Executive Vice President of the Bank in January 2006. She has served as Chief Financial Officer of the Company since January 2005 and of the Bank since November 2004. Ms. Portmann joined the Bank in 2001, serving as Treasurer of the Company and Senior Vice President and Cashier of the Bank. From 1995 to 1999, she was employed in the public accounting and auditing sector, specializing in the financial institutions industry. Ms. Portmann is a CPA and holds a B.S. degree in Accounting from Central Washington University.

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CODE OF ETHICS

The Company adopted a Code of Ethics that applies to our Chief Executive Officer, President, Chief Financial Officer, and Chief Credit Officer of the Bank. The Code of Ethics is available on our website at www.bankofthepacific.com in the "Corporate Governance" section.

RELATED PERSON TRANSACTIONS

Consistent with applicable federal banking regulations, all loans or extensions of credit to executive officers and directors were made in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to the lender. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, and has adopted a policy to this effect. From time to time the Bank has made loans to executive officers and directors that meet the requirements described above.

Each director and executive officer of the Company is required to notify the Audit Committee of any transaction that may present a conflict of interest with the Company or in which the insider may benefit directly or indirectly. Under the Company's written Code of Business Ethics; Conflict of Interest Policy, the Board has final authority to approve any transaction between a director or officer (or a related party) and the Company. The nature of the transaction must be fully disclosed to the Board. The affected insider must abstain from the approval process and will not be counted in determining a quorum of directors. The Board will approve only those transactions that are fair and reasonable to the Company and as to which a more advantageous arrangement was not reasonably available under the circumstances. Transactions in which the total fees and payments do not exceed $10,000 and which are entered into in the ordinary course of business are excepted from the requirement of Board approval.

SHAREHOLDER PROPOSALS AND SHAREHOLDER
NOMINATIONS FOR DIRECTOR

Shareholder Proposals. In order to be eligible for inclusion in the proxy materials of the Company for the 2014 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's administrative headquarters at 1101 S. Boone Street, Aberdeen, Washington, 98520 no later than November 28, 2013. Any such proposals shall be subject to the requirements of the SEC's proxy rules. In addition, if the Company receives notice of a shareholder proposal after March 11, 2014, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

Nomination of Candidate for Director. Shareholders may directly nominate director candidates only in accordance with the prior notice provisions contained in the Company's articles. These notice provisions require, among other things, that a shareholder provide the Company with written notice not less than 14 days nor more than 60 days prior to the date of the annual meeting (or, if the Company provides less than 21 days' notice of such meeting, no later than seven days after the date on which notice was mailed to shareholders).

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MISCELLANEOUS

The Company's 2012 Annual Report to Shareholders has been mailed along with this Proxy Statement to all shareholders of record as of the close of business on March 15, 2013. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company.

A copy of the Company's Annual Report on Form 10-K for 2012 as filed with the SEC will be furnished without charge to shareholders of record on the record date upon written request to Sandra Clark, Asst. Corporate Secretary, Pacific Financial Corporation, 1101 S. Boone Street, Aberdeen, Washington 98520.

By order of the Board of Directors

/s/ Denise Portmann
Aberdeen, Washington	Denise Portmann
March 28, 2013	Chief Financial Officer

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APPENDIX A

PACIFIC FINANCIAL CORPORATION

AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

THIS AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN is made this 24th day of April, 2013, by Pacific Financial Corporation (the Company).

Article I

PURPOSE AND EFFECTIVE DATE

1.1 Purpose.The purpose of the Plan is to provide financial incentives for selected Employees and for the non-employee Directors of the Company, thereby promoting the long-term growth and financial success of the Company by (a) attracting and retaining employees and Directors of outstanding ability, (b) strengthening the Company's capability to develop, maintain, and direct a competent management team, (c) providing an effective means for selected Employees and non-employee Directors to acquire and maintain ownership of Company stock, (d) motivating Employees to achieve long-range goals and objectives of the Company, and (e) providing incentive compensation opportunities competitive with those of other similarly situated corporations.

1.2 Effective Date and Expiration of Plan. The Plan was adopted by the Company on March 9, 2011, and approved by a majority of the votes cast at the annual meeting of Shareholders held on April 27, 2011, and effective as of such date. Unless earlier terminated by the Board pursuant to Section 10.3, the Plan shall terminate on the tenth anniversary of the Effective Date. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.

1.3 Reservation of Right to Amend to Comply with Section 409A. The Board and the Committee reserve the right to amend the Plan, either retroactively or prospectively, in whatever respect is required to achieve and maintain compliance with the requirements of Code Section 409A and the regulations and other guidance issued by the Department of the Treasury thereunder (collectively, "Section 409A").

Article II

DEFINITIONS

The following words and phrases, as used in the Plan, shall have these meanings:

Award means, individually or collectively, any Option, Restricted Award, Restricted Performance Stock, unrestricted Company Stock or Performance Unit Award.

Award Statement means a written notice or agreement confirming, and outlining certain additional terms of, an Award under the Plan furnished to a Participant.

Board means the Board of Directors of the Company.

Company means Pacific Financial Corporation, a Washington corporation.

Company Stock means common stock of the Company, $1.00 par value per share.

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Change in Control has the meaning given by the Committee in each Award Statement, or, if the term is not otherwise defined in an Award Statement, the first occurrence of any of the following:

(a) Any person (including any individual, corporation, limited liability company, partnership, trust, group, association, or other "person," as such term is used in Section 13(d)(3) or 14(d) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes a beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities;

(b) Individuals whose election, or nomination for election by Shareholders at a meeting of Shareholders, was approved by a vote of a majority of the Board cease for any reason to constitute at least a majority of the Board; or

(c) The Shareholders approve (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities (meaning all issued and outstanding securities ordinarily having the right to vote at elections of the Company's directors) of the Company outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50 percent of the combined voting power of voting securities of the Company or of such surviving entity outstanding immediately after such merger or consolidation, (ii) an agreement for the sale or disposition by the Company of all or substantially all of its assets, or (iii) a plan of complete liquidation of the Company.

Code means the Internal Revenue Code of 1986, as amended.

Committee means the Compensation and Management Development Committee of the Board or a successor or additional committee of the Board appointed by the Board to administer the Plan in accordance with Article III of the Plan.

Director means a member of the Board.

Effective Date means the date on which the Plan is approved by the Shareholders, as provided in Section 1.2.

Employee means an employee of the Company or any Subsidiary.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value means, on any given day, the fair market value per share of Company Stock determined as follows:

(a) If Company Stock is traded on an established securities exchange (including the Nasdaq Stock Market), the closing sale price of Company Stock as reported for such day by the principal exchange on which Company Stock is traded or, if Company Stock was not traded on such day, on the next preceding day on which Company Stock was traded;

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(b) If trading activity in Company Stock is reported on the OTC Bulletin Board, the mean between the high and low sales prices of Company Stock for such day as reported on the OTC Bulletin Board or, if there are no such quotes for Company Stock for such day, on the next preceding day on which Company Stock was traded; or

(c) If there is no market for Company Stock or if trading activities for Company Stock are not reported in one of the manners described above, the fair market value will be as determined by the Committee.

Fiscal Year means the fiscal year of the Company, which as of the date of this Plan is the annual period ending on December 31.

Incentive Stock Option means an option within the meaning of Section 422 of the Code.

Nonqualified Stock Option means an option granted under the Plan other than an Incentive Stock Option.

Option means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Company Stock.

Option Price means the price at which Company Stock may be purchased under an Option as provided in Section 5.4.

Participant means an Employee or a non-employee Director of the Company or a Subsidiary to whom an Award has been made under the Plan.

Performance Goals means goals approved by the Committee pursuant to Section 4.5.

Performance Period means a period of time over which performance is measured.

Performance Unit means the unit of measure determined under Article VIII by which is expressed the value of a Performance Unit Award.

Performance Unit Award means an Award granted under Article VIII.

Plan means this Pacific Financial Corporation 2011 Equity Incentive Plan, as amended from time to time.

Restricted Award means Restricted Stock or a Restricted Unit granted under Article VI.

Restricted Performance Stock means Company Stock subject to Performance Goals.

Restricted Stock means an Award of Company Stock subject to the terms and conditions provided in Article VI and including Restricted Performance Stock.

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Restricted Unit means an Award of units representing Company Stock (with each unit having a value equivalent to one share) subject to the terms and conditions provided in Article VI.

Restriction Period means a period of time determined under Section 6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.

Shareholders means the holders of the voting securities of the Company.

Subsidiary means a "subsidiary corporation" of the Company, within the meaning of Section 424(f) of the Code, namely any corporation in which the Company directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

Article III
ADMINISTRATION

3.1 General. The Plan will be administered by the Committee.

3.2 Delegation or Successors. The Board may at any time appoint a successor or additional committee with authority to administer all or part of the Plan, which committee will be appointed by the Board and shall be composed of not less than two Directors. The Committee may also, except to the extent prohibited by applicable law or the applicable rules of a stock exchange, allocate all or any portion of its responsibilities or powers to any one or more of its members, in which case references to the Committee in this Plan will be deemed a reference to such delegee. Any authority granted or delegated by the Board or a Committee under this section may be revoked at any time. In determining the composition of any successor or additional committee or any delegation to any one or members of the Committee, consideration shall be given to whether Awards to be granted by the Committees or delegee will be impacted by the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934.

3.3 Requirements for Performance Awards. All Performance Goals under this Plan will be established and administered by, and all Awards intending to qualify as a performance-based award will be granted by, a duly constituted committee consisting of a sufficient number of non-employee Directors so as to qualify the committee for purposes of Section 162(m)(4)(C) of the Code.

3.4 Authority of the Committee. The Committee has full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

(a) Construe and interpret the Plan and any Award Statement;

(b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

(c) Select the Participants who will be granted Awards;

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(d) Determine the number and types of Awards to be granted to each such Participant;

(e) Determine the number of shares, or share equivalents, to be subject to each Award;

(f) Determine the option price, purchase price, base price, or similar feature for any Award; and

(g) Determine all the terms and conditions of all Award Statements, consistent with the requirements of the Plan, including, without limitation, the terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment (or service as a non employee Director).

Decisions and interpretations of the Committee will be final, conclusive, and binding on all Participants.

3.5 Costs of Plan. The costs and expenses of administering the Plan will be borne by the Company.

Article IV

AWARDS

4.1 Awards. Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Performance Stock, Restricted Units, unrestricted Company Stock, and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Award Statement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals, and the Committee shall have no discretion to increase such Awards.

4.2 Eligibility for Awards. An Award may be made to any Employee or non-employee Director selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the person being considered for an Award, his or her present and potential contributions to the success of the Company, the value of his or her services to the Company, and such other factors deemed relevant by the Committee.

4.3 Shares Available Under the Plan.

(a) Subject to adjustment under Section 10.2, the number of shares of Company Stock that may be issued pursuant to Awards under the Plan shall not exceed 900,000 shares, of which 900,000 shares may be issued pursuant to Incentive Stock Options. The Company Stock to be offered under the Plan may be either authorized and unissued shares or shares previously issued and outstanding and reacquired by the Company.

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(b) If any Award is forfeited, expires or lapses, or is for any reason cancelled or terminated without having been exercised or paid, the shares of Company Stock subject to such Award will again be available for issuance under the Plan. In addition, if a Participant pays all or part of the exercise price or withholding obligation related to exercise of a Nonqualified Stock Option by reducing the number of shares otherwise vested and issuable pursuant to an Award to satisfy the Option Price and/or withholding obligation, or if shares of Company Stock are withheld from any other Award or otherwise surrendered to satisfy a Participant's tax withholding obligations, then such shares will not be counted as having been issued under the Plan, and in the event they have previously been issued to a Participant, will be added back to the number of shares that may be issued under the Plan under subsection 4.3(a) above.

4.4 Limitation on Awards. The maximum aggregate dollar value of Restricted Stock and Performance Units awarded to any Employee with respect to a Performance Period or Restriction Period may not exceed $1 million for each Fiscal Year included in such Performance Period or Restriction Period. The maximum number of shares for which Options may be granted to any Participant in any one Fiscal Year shall not exceed 300,000.

4.5 Performance Goals.

(a) In the event an Award is intended to be performance-based, the Committee will establish Performance Goals for each Performance Period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for the Company, a Subsidiary, or an operating group, (ii) a Participant's individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Period, the Committee may adjust the Performance Goals for such Performance Period as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

(b) The Performance Goals for Restricted Performance Stock or Performance Units granted to executive officers of the Company may relate to corporate performance, business unit performance, or a combination of both.

(i) Corporate Performance Goals will be based on financial performance goals related to the performance of the Company as a whole and may include one or more measures related to earnings, profitability, cash flow (including measures such as Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA), efficiency, return to shareholders, such as earnings per share, operating income, revenue growth, return on equity, return on assets or return on invested capital.

(ii) Business unit Performance Goals will be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a Participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introducing products, limiting losses or containing risks, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenues, earnings, profitability, efficiency, operating income, return on equity or tangible equity, or return on assets.

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(iii) Any corporate or business unit Performance Goals may be expressed as absolute amounts or as ratios or percentages. Success may be measured against various standards, including targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups.

Article V

STOCK OPTIONS

5.1 Award of Stock Options. The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award Incentive Stock Options and Nonqualified Stock Options to any Employee or non-employee Director.

5.2 Period of Option. An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee and included in the related Award Statement. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of Performance Goals pursuant to Section 4.5. After an Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Statement. The duration of each Option shall not be more than ten years from the date of grant.

5.3 Award Statement. Each Option shall be evidenced by an Award Statement.

5.4 Option Price, Exercise and Payment. The Option Price of Company Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the date such Option is granted.

Vested Options may be exercised from time to time by giving written notice to the Corporate Secretary of the Company, or his or her designee, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Company Stock in accordance with procedures established by the Committee from time to time. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through (a) a cashless exercise procedure involving a broker or dealer, if applicable, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the Option Price and/or to satisfy withholding tax obligations related to the Option or (b) for Nonqualified Stock Options only, by reducing the number of shares otherwise vested and issuable pursuant to the Award to satisfy the Option Price and/or withholding that obligation related to the Option.

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In the event such Option Price is paid in whole or in part, with shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid.

5.5 Limitations on Incentive Stock Options. For each Award designated as an Incentive Stock Option, the terms of the Award and the Award Statement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such Incentive Stock Option is granted. Each provision of the Plan relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code.

5.6 Shareholder Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any shares of Company Stock covered by an Option until the issuance of such shares to the Participant.

5.7 Prohibition on Repricing of Options. Except for adjustments pursuant to Section 10.2, at no time shall the Option Price of an Option granted under the Plan be subsequently repriced during the period of its exercisability. For purposes of this Section, repricing means any of the following or any other action that has the same effect:

(a) Lowering the exercise or base price after the Option is granted;

(b) Any other action that is treated as a repricing under generally accepted accounting principles; or

(c) Canceling an Option at a time when its exercise or base price exceeds the Fair Market Value of the underlying shares, in exchange for another Award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

Article VI

RESTRICTED AWARDS

6.1 General. The Committee may make a Restricted Award to any Employee or non-employee Director, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

6.2 Restriction Period. At the time of making a Restricted Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for a Restricted Award, shall not be changed except as permitted by Section 6.3.

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6.3 Other Terms and Conditions.

(a) Company Stock, when awarded pursuant to a Restricted Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock. The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and shall have all other rights of a Shareholder, with the exception that (a) the Participant will not be entitled to delivery of the stock certificate during the Restriction Period, (b) the Company will retain custody of the Restricted Stock during the Restriction Period, and (c) a breach of a restriction or a breach of the terms and conditions established by the Committee and set forth in the Award Statement will cause a forfeiture of the Restricted Stock Award and related dividends. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including the attainment of Performance Goals in accordance with Section 4.5.

(b) The Participant may satisfy any amounts required to be withheld by the Company under applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of a Restricted Award to be delivered for the payment of such taxes.

(c) If a Participant breaches any restriction or terms and conditions established by the Committee and set forth in the Award Statement, the Restricted Award will be forfeited.

6.4 Restricted Award Statement. Each Restricted Award shall be evidenced by an Award Statement.

6.5 Payment for Restricted Awards.

(a) Restricted Stock Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Company Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Company Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid in cash or as otherwise provided in the Award Statement.

(b) Following the end of the Restriction Period, a Participant holding Restricted Units will be entitled to receive payment of an amount equal to the aggregate Fair Market Value of the shares of Company Stock covered by such Restricted Units. Payment of Restricted Units shall be made in cash or Company Stock, as designated by the Committee in the Award Statement. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee. Employees shall be paid with respect to their Restricted Units no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A, unless the Award includes terms that comply with Section 409A.

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Article VII

UNRESTRICTED COMPANY STOCK AWARDS FOR EMPLOYEES

7.1 The Committee may make awards of unrestricted Company Stock to Employees or non-employee Directors in recognition of outstanding achievements, as an additional award for when Performance Goals are exceeded, or as a form of compensation. Such awards shall be paid to Employees no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A.

Article VIII

AWARD OF PERFORMANCE UNITS

8.1 Award of Performance Units. The Committee may award Performance Units to any Employee. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

8.2 Performance Period. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Unit Award in existence at any one time, and Performance Periods may differ.

8.3 Performance Measures. Performance Units shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals established in accordance with Section 4.5.

8.4 Performance Unit Value. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Company Stock.

8.5 Award Criteria. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant's responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

8.6 Payment.

(a) Following the end of the Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.

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(b) Payment of Performance Units shall be made in cash or Company Stock, as designated by the Committee in the Award Statement. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee. Employees shall be paid with respect to their Performance Units no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409, unless the Award includes terms that comply with Section 409A.

8.7 Performance Unit Award Statements. Each Performance Unit Award shall be evidenced by an Award Statement.

Article IX

CHANGE IN CONTROL OF THE COMPANY

9.1 The Committee, in its discretion, may provide in any Award Statement that:

(a) In the event of a Change in Control of the Company, all or a specified portion of the Award (to the extent then outstanding) will become immediately vested to the full extent not previously vested. Any such acceleration of Award vesting must comply with applicable regulatory requirements and any Participant will be entitled to decline the accelerated vesting of all or any portion of his or her Award, if he or she determines that such acceleration may result in adverse tax consequences to him or her; and

(b) In the event the Board approves a proposal for: (i) merger, exchange or consolidation in which the Company is not the resulting or surviving corporation (or in which the Company is the resulting or surviving corporation but becomes a subsidiary of another corporation); (ii) transfer of all or substantially all the assets of the Company; (iii) sale of 50 percent or more of the combined voting power of the Company's Voting Securities; or (iv) the dissolution or liquidation of the Company (each, a "Transaction"), the Committee will notify Participants in writing of the proposed Transaction (the "Proposed Transaction Notice") at least 30 days prior to the effective date of the proposed Transaction. The Committee may, in its sole discretion, and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding Awards under the Plan:

(i) The Committee may provide that outstanding Awards will be converted into or replaced by Awards of a similar type relating to the securities of the surviving or acquiring corporation in the Transaction. The amount and type of securities subject to and the exercise price (if applicable) of the replacement or converted Awards will be determined by the Committee based on the exchange ratio, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. If there is no exchange ratio in the Transaction, the Committee will, in making its determination, take into account the relative values of the companies involved in the Transaction and such other factors as the Committee deems relevant. Such replacement or converted Awards will continue to vest over the period (and at the same rate) as the Awards which the replacement or converted Awards replaced, unless determined otherwise by the Committee;

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(ii) The Committee may provide a 30-day period prior to the consummation of the Transaction during which all outstanding Awards will tentatively become fully vested, and upon consummation of such Transaction, all outstanding and unexercised Awards will immediately terminate. If the Committee elects to provide such 30-day period for the exercise of Awards, the Proposed Transaction Notice must so state. Participants, by written notice to the Company, may exercise their Awards and, in so exercising the Awards, may condition such exercise upon, and provide that such exercise will become effective immediately prior to, the consummation of the Transaction, in which event Participants need not make payment for any Company Stock to be purchased upon exercise of an Award until five days after written notice by the Company to the Participants that the Transaction has been consummated (the "Transaction Notice"). If the Transaction is consummated, each Award, to the extent not previously exercised prior to the consummation of the Transaction, will terminate and cease being exercisable as of the effective date of such consummation. If the Transaction is abandoned, (1) all outstanding Awards not exercised will continue to be vested and exercisable, to the extent such Awards were vested and exercisable prior to the date of the Proposed Transaction Notice, and (2) to the extent that any Awards not exercised prior to such abandonment have become vested and exercisable solely by operation of this Section 9.1(b), such vesting and exercisability will be deemed annulled, and the vesting and exercisability provisions otherwise in effect will be reinstituted, as of the date of such abandonment; or

(iii) The Committee may provide that outstanding Awards that are not fully vested will become fully vested subject to the Company's right to pay each Participant a cash amount (determined by the Committee and based on the amount, if any, being received by the Company's shareholders in the Transaction) in exchange for cancellation of the applicable Award.

Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Statement, Awards will become vested as of a Change in Control date only if, or to the extent, such acceleration in the vesting of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. The Committee, in its discretion, may include change in control provisions in some Award Statements and not in others, may include different change in control provisions in different Award Statements, and may include change in control provisions for some Awards or some Participants and not for others.

Article X

MISCELLANEOUS PROVISIONS

10.1 Limits as to Transferability. Unless otherwise expressly provided in an individual Award Statement, no Award (other than Restricted Stock after the Restriction Period) will be transferable other than by will or the laws of descent and distribution and each Award will be exercisable (if exercise is required), during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Statement that the Award:

(a) May be freely transferred;

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(b) May be freely transferred to a class of transferees specified in the Award Statement; or

(c) May be transferred, but only subject to any terms and conditions specified in the Award Statement (including, without limitation, a condition that an Award may only be transferred without payment of consideration).

Furthermore, notwithstanding the foregoing, any Award may be surrendered to the Company pursuant to this Plan in connection with the payment of the purchase or option price of another Award or the payment of the Participant's federal, state, or local tax withholding obligation with respect to the exercise or payment of another Award.

10.2 Adjustments Upon Changes in Stock.

(a) The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the Shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) In the event of a stock split (including a reverse stock split), a dividend or distribution paid in Company Stock, or a recapitalization of or affecting Company Stock, the aggregate number and kind of shares reserved for issuance under the Plan, the maximum limitations on the number of shares that may be issued as Awards granted to a single Participant in any Fiscal Year under the Plan, the number, kind, and price per share subject to each outstanding Option and the number and kind of shares subject to other Awards granted under the Plan, will automatically be adjusted proportionately, or substituted, to reflect the effect of such stock split, distribution paid in Company Stock, or recapitalization. In the event of any merger or consolidation, separation (including a spin off), a reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), any partial or complete liquidation, or any other change in corporate capitalization not specifically addressed in the preceding sentence, the Committee may make such adjustments or substitution in the aggregate number and kind of shares reserved for issuance under the Plan, the maximum limitations on the number of shares that may be issued as Awards granted to a single Participant under the Plan, the number, kind, and price per share subject to each outstanding Option, the number and kind of shares subject to other outstanding Awards under the Plan and/or such other equitable adjustments or substitutions as it may determine to be appropriate in its sole discretion.

10.3 Amendment, Suspension, and Termination of Plan. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without approval of the Shareholders, (a) except as provided in Section 10.2, increase the number of shares of Company Stock which may be issued under the Plan, (b) expand the types of Awards available to Participants under the Plan, (c) delete or limit the provision in Section 5.7 prohibiting the repricing of Options; or (d) extend the termination date of the Plan. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.

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10.4 Nonuniform Determinations. The Committee's determinations under the Plan, including without limitation, (a) the determination of the Employees to receive Awards, (b) the form, amount, and timing of such Awards, (c) the terms and provisions of such Awards and (d) the Award Statements evidencing the same, need not be uniform and may be made by it selectively among Employees who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees are similarly situated.

10.5 General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (a) the listing, registration, or qualification of the shares of Company Stock subject or related thereto upon any securities exchange or under any state or federal law (b) the consent or approval of any government or regulatory body, or (c) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

10.6 No Right To Employment. None of the actions of the Company in establishing the Plan, the action taken by the Company, the Board, or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (a) to create any obligation on the part of the Company to retain any person in the employ of the Company or as a Director, or (b) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee for any period of time or at any particular rate of compensation.

10.7 Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Statement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Washington without regard to the principles of conflict of laws.

10.8 Trust Arrangement. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

Adopted by the Board of Directors ______ __, 2013.

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Pacific Financial Corporation

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
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000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Pacific Time on April 23, 2013.

Vote by Internet

- Go to **www.envisionreports.com/PFLC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends you vote FOR all of the nominees listed and FOR Proposals 2, 3, and 5; and 3 YEARS on Proposal 4.

1\. To elect FOUR Directors:

	For	Withhold
01 - Gary C. Forcum, term expiring 2016	☐	☐
02 - Susan C. Freese, term expiring 2016	☐	☐
03 - Douglas M. Schermer, term expiring 2016	☐	☐
04 - John Van Dijk, term expiring 2014	☐	☐

	For	Against	Abstain
2. To approve an amendment to the Company's 2011 Equity Incentive Plan.	☐	☐	☐
3. To approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐

	1 Yr	2 Yrs	3 Yrs	Abstain
4. Advisory (non-binding) vote on how often shareholders shall vote on executive compensation: Every one, two, or three years.	☐	☐	☐	☐

	For	Against	Abstain
5. To ratify our appointment of Deloitte & Touche LLP as our independent registered public accountants for 2013.	☐	☐	☐

6\. To vote in accordance with their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1 U P X 1 5 4 6 9 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Attention Internet Users!

You can now access your stockholder information on the following secure Internet site: **www.computershare.com/investor**

Step 1: Register *(1st time users only)*
Click on "Create Login" In the blue box and follow the instructions.

Step 2: Log In *(Returning users)*
Enter your User ID and Password and click the Login button.

Step 3: View your account details and perform multiple transactions, such as:

- View account balances
- View transaction history
- View payment history
- View stock quotes
- Change your address
- View electronic stockholder communications
- Buy or sell shares
- Check replacements

If you are not an Internet user and wish to contact Pacific Financial Corporation you may use one of the following methods:
Call: 1.877.870.2422 **Write:** Pacific Financial Corporation,c/o Computershare, P.O. Box 43006, Providence, RI 02940

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Pacific Financial Corporation

Proxy — Pacific Financial Corporation

Notice of 2013 Annual Meeting of Shareholders

1101 S. Boone Street, Aberdeen, WA 98520
Proxy Solicited by Board of Directors for Annual Meeting – April 24, 2013

Dennis Long and Denise Portmann, and each of them, with power to act without the other and with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Pacific Financial Corporation to be held on April 24, 2013 or at any postponement or adjournment thereof.

Share represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominee directors and FOR Proposals 2, 3, and 5; and 3 YEARS on Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)